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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-60763, 333-80317, 333-87673, 333-93457,
333-33170, 333-41110, 333-49158, 333-49680, 333-51632, 333-53492) and in the
Registration Statement on Form S-3 (No. 333-90903) of Broadcom Corporation of our report dated April 18, 2000 relating to the financial statements of SiByte, Inc., which appears in this Form 8-K.


/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
San Jose, California
February 28, 2001